UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AutoImmune Inc.

(Name of Small Business Issuer as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Small Business Issuer)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AUTOIMMUNE INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 22, 2009

The Annual Meeting of Stockholders of AutoImmune Inc. will be held on Friday, May 22, 2009 at 11:00 o’clock in the morning Eastern Time at the offices of Nutter, McClennen & Fish, LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts, for the following purposes:

1.	To elect a Board of Directors to serve for the ensuing year and until their successors are duly elected and qualified; and

2.	To consider and act upon such other business and matters or proposals as may properly come before the Annual Meeting or any adjournment thereof.

Stockholders of record at the close of business on April 3, 2009 are entitled to receive notice of and to vote at the Annual Meeting.

By Order of the Board of Directors

Michelle Basil

Secretary

April 14, 2009

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WISH YOUR SHARES OF CAPITAL STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THAT PURPOSE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2009. THE PROXY STATEMENT, ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008 ARE AVAILABLE AT WWW.INVESTORVOTE.COM.

AUTOIMMUNE INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 22, 2009

AutoImmune Inc. (“AutoImmune”) is furnishing this proxy statement and accompanying proxy card to you in connection with the solicitation by and on behalf of the Board of Directors of AutoImmune of proxies to be voted at AutoImmune’s Annual Meeting of Stockholders and at any adjournment or adjournments thereof (the “Annual Meeting”). Action will be taken at the Annual Meeting to elect a Board of Directors to serve for the ensuing year and until their successors are duly elected and qualified.

You are cordially invited to attend the Annual Meeting, which is to be held, pursuant to the accompanying Notice of Annual Meeting, on Friday, May 22, 2009 at 11:00 a.m. at the offices of Nutter, McClennen & Fish, LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts.

AutoImmune’s principal executive offices are located at 1199 Madia Street, Pasadena, CA 91103.

AutoImmune is mailing this proxy statement and the related proxy on or about April 14, 2009 to its stockholders of record at the close of business on April 3, 2009.

ANNUAL REPORT AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AutoImmune’s Annual Report to Stockholders for the fiscal year ended December 31, 2008, including AutoImmune’s financial statements and PricewaterhouseCoopers LLP’s report on the financial statements, is being mailed with this proxy statement to each of AutoImmune’s stockholders of record at the close of business on April 3, 2009. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

VOTING AT THE ANNUAL MEETING

Stockholders Entitled to Vote

Stockholders of record at the close of business on April 3, 2009 may vote at the Annual Meeting. On April 3, 2009, there were 16,999,623 shares of common stock, par value $0.01 per share, (“Common Stock”) outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter listed in the Notice of Annual Meeting.

How to Vote Your Shares

Stockholders of record may vote their shares by signing, dating and returning the enclosed proxy card. Each proxy that is properly received by AutoImmune prior to the Annual Meeting will, unless revoked, be voted in accordance with the instructions given on such proxy. Votes may be cast in favor of a nominee for director or withheld. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors. (Broker non-votes occur when brokers or nominees holding stock in “street name” indicate on proxies that they do not have discretionary authority to vote the shares on a particular matter.) If no instructions are indicated, the shares represented by the proxy will be voted FOR the election of the nominees for director listed in this proxy statement and in such manner as the named proxies shall decide on any other matters that may properly come before the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person, whether or not a proxy has been previously given, but the mere presence of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. In addition, stockholders whose shares of Common Stock are not registered in their own name will need to obtain a legal proxy from the record holder of such shares to vote in person at the Annual Meeting.

How to Revoke or Change Your Vote

Any stockholder giving a proxy prior to the Annual Meeting has the power to revoke it at any time before it is exercised by (i) sending a written revocation that is received by the Secretary of AutoImmune, (ii) executing and returning another proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. Any stockholder of record attending the Annual Meeting may vote in person, whether or not he or she has previously given a proxy.

Quorum Needed to Hold Meeting

A quorum of stockholders is necessary to take action at the Annual Meeting. The holders of issued and outstanding shares of Common Stock that represent a majority of the votes entitled to be cast at the Annual Meeting, present in person or represented by proxy, will constitute a quorum. Directions to withhold authority, abstentions, and broker non-votes, if any, will be counted for purposes of determining the existence of a quorum at the Annual Meeting.

Vote Required to Elect Directors

If a quorum is present at the Annual Meeting, the directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares of Common Stock entitled to vote.

ELECTION OF DIRECTORS

AutoImmune’s By-laws provide that the number of directors that shall constitute the Board of Directors shall be determined by the Board of Directors from time to time, but in no event shall the number of directors be less than three. AutoImmune’s Board of Directors has set the number of directors to serve on the Board of Directors for the ensuing year at four.

It is the intention of the persons named as proxies in the accompanying form of proxy (unless authority to vote therefor is specifically withheld) to vote for the election of the persons named in the following table, all of whom are now directors of AutoImmune, to serve for the ensuing year and until their successors are elected and qualified. In the event that any of the nominees becomes unavailable, the persons named as proxies have discretionary authority to vote for a substitute person. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected.

Each of the following directors has been nominated by AutoImmune’s Board of Directors for re-election at the Annual Meeting:

Name	Age	Director Since
Robert C. Bishop, Ph.D.	66	1992
Hugh A. D’Andrade	70	1994
Allan R. Ferguson	66	1988
R. John Fletcher	63	1991

Robert C. Bishop, Ph.D.—Dr. Bishop has served as President and Chief Executive Officer of AutoImmune since he joined AutoImmune in May 1992 and as Chairman of the Board since May 1999. Prior to joining AutoImmune, Dr. Bishop held senior management positions at Allergan, Inc., an eye and skin care company, including President of Allergan Medical Optics from 1986 to 1988, Senior Vice President of Corporate Development from December 1988 to August 1989, President of Allergan Pharmaceuticals, Inc. from August 1989 to February 1991 and Group President of Allergan Therapeutics Group from February 1991 to May 1992. Dr. Bishop is also a director of Millipore Corporation and Caliper Life Sciences Corporation. Additionally, Dr. Bishop is a Manager/Trustee of MFS/Sun Life Series Trust and Compass Funds Complex (a series of three funds/forty portfolios advised by MFS Investment Management) and serves on the Advisory Board for Waterstreet Capital, a leveraged buyout firm focused on opportunities in health care.

Hugh A. D’Andrade—Mr. D’Andrade is currently retired. Mr. D’Andrade was Vice Chairman and Chief Administrative Officer of Schering-Plough Corporation from January 1996 until December 2000.

Allan R. Ferguson—Mr. Ferguson is currently retired. Mr. Ferguson was Managing Director of 3i Technology Partners, an international venture capital group, from July 1999 until March 2007 and was head of its United States operations from August 2004 until March 2007. From April 1993 to July 1999, Mr. Ferguson was a General Partner of Atlas Venture, an international venture capital fund which invests in early stage technology and health care companies, and leader of its Life Science team. Mr. Ferguson is also a director of Biopure Corporation and TransMedics, Inc.

R. John Fletcher—Mr. Fletcher is the founder, Chief Executive Officer and a director of Fletcher Spaght, Inc., a management consulting firm founded in 1983 which specializes in strategy development for high technology and health care businesses. Mr. Fletcher is Managing Partner of Fletcher Spaght Ventures, a venture capital fund. Mr. Fletcher is also a director of Axcelis Technologies, Inc., Panacos Pharmeuticals, Inc. and Spectranetics, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE.

CORPORATE GOVERNANCE

Board of Directors

AutoImmune’s Board of Directors met four times in fiscal year 2008. The Board of Directors has determined that Messrs. D’Andrade, Ferguson and Fletcher are independent directors, as defined in Rule 4200 of the Nasdaq Marketplace Rules. There are no family relationships among any of the directors or executive officers of AutoImmune. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he served.

Committees of the Board of Directors

The Board of Directors currently has the following three standing committees:

(1) Audit Committee. The Audit Committee consists of Messrs. D’Andrade, Ferguson and Fletcher (Chairman). The function of the Audit Committee is to oversee the accounting and financial reporting processes of AutoImmune and the audits of the financial statements of AutoImmune. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the charter is available on AutoImmune’s website at http://www.autoimmuneinc.com. Each Audit Committee member is able to read and understand fundamental financial statements. The Board of Directors has determined that Messrs. Ferguson and Fletcher are audit committee financial experts, as defined under the federal securities laws. Each member of the Audit Committee is independent, as defined in the Nasdaq Marketplace Rules. The Audit Committee met once in fiscal year 2008.

(2) Compensation Committee. The Compensation Committee consists of Messrs. D’Andrade, Ferguson (Chairman) and Fletcher. The function of the Compensation Committee is to determine and oversee the compensation practices and policies of AutoImmune. The Board of Directors has adopted a written charter for the Compensation Committee. A copy of the charter is available on AutoImmune’s website at http://www.autoimmuneinc.com. Each member of the Compensation Committee is independent, as defined in the Nasdaq Marketplace Rules. The Compensation Committee did not meet in fiscal year 2008.

(3) Nominating and Governance Committee. The Nominating and Governance Committee consists of Messrs. D’Andrade (Chairman), Ferguson and Fletcher. The function of the Nominating and Governance Committee is to focus on issues involving the composition and operation of the Board of Directors and the development of good corporate governance practices. The Board of Directors has adopted a written charter for the Nominating and Governance Committee. A copy of the charter is available on AutoImmune’s website at http://www.autoimmuneinc.com. Each member of the Nominating and Governance Committee meets the independence requirements under the Nasdaq Marketplace Rules. The Nominating and Governance Committee met once in fiscal year 2008.

Director Nomination Process

The Nominating and Governance Committee will consider director candidates recommended by stockholders. Stockholders who wish to recommend to the Nominating and Governance Committee candidates for election to the Board of Directors must do so in writing. The recommendation should be sent to AutoImmune, care of the Secretary, Michelle Basil, Esq., Nutter McClennen & Fish, LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210-2604, who will, in turn, forward the recommendation to the Nominating and Governance Committee. The recommendation must set forth (i) the name and address as they appear on AutoImmune’s books of the stockholder making the recommendation and the class and number of shares of capital stock of AutoImmune beneficially owned by such stockholder and (ii) the name of the candidate and all information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors under the federal proxy rules. The recommendation must be accompanied by the candidate’s written consent to being named in AutoImmune’s proxy statement as a nominee for election to the Board and to serving as a director, if elected. Stockholders must also comply with all requirements of AutoImmune’s By-laws with respect to nomination of persons for election to the Board of Directors.

The Nominating and Governance Committee believes that persons nominated for election to the Board of Directors should possess sufficient business or financial experience and a willingness to devote the time and effort necessary to discharge the responsibilities of a director. This experience can include, but is not limited to, service on other boards of directors, active involvement with other boards of directors and experience in the pharmaceutical and dietary supplement industries. The Nominating and Governance Committee believes that the qualifications and strengths of an individual in totality, rather than any one specific factor, should be considered, with a view to nominating persons for the election to the Board of Directors whose backgrounds, integrity, and personal characteristics indicate that they will make a positive contribution to the Board of Directors.

If additional director candidates are necessary or desired, the Nominating and Governance Committee intends to identify candidates for election to the Board of Directors through the personal knowledge and experience of the members of the Nominating and Governance Committee and third-party recommendations. Candidates will be evaluated based upon their backgrounds and/or interviews with members of the Nominating and Governance Committee.

Stockholder Communication Policy

Stockholders may send communications to the Board of Directors or individual members of the Board of Directors by writing to them, care of the Secretary, Michelle Basil, Esq., Nutter McClennen & Fish, LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210-2604, who will forward the communication to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Attendance at Annual Meeting of Stockholders

AutoImmune does not have a specific policy with regard to board members’ attendance at annual meetings of stockholders. All of the directors attended last year’s annual meeting of stockholders.

Code of Ethics

AutoImmune has adopted a Code of Ethics in compliance with the federal securities laws. The Code of Ethics applies to all directors, officers and employees of AutoImmune and is posted on AutoImmune’s website at http://www.autoimmuneinc.com.

DIRECTOR COMPENSATION ARRANGEMENTS AND CERTAIN ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Under AutoImmune’s policy for compensation for nonemployee directors, each nonemployee director receives an annual retainer of $10,000 plus $1,000 for each committee of which he is a member. In addition, nonemployee directors are reimbursed for expenses they incur in connection with attendance at Board and committee meetings.

Under the Stock Option Plan for Nonemployee Directors (the “Nonemployee Director Plan”), each nonemployee director automatically receives an option to purchase 25,000 shares of Common Stock immediately following the annual meeting of stockholders at which he is first elected. Each year thereafter, if the individual is still a member of the Board of Directors, the director receives an option to purchase 6,500 shares of Common Stock. Each nonemployee director who is a member of a standing committee of the Board of Directors automatically receives an additional option to purchase 1,000 shares of Common Stock immediately following his first election to a standing committee of the Board of Directors. An option to purchase an additional 1,000 shares of Common Stock is automatically granted every four years to a director who continues to be a member of the standing committee. The exercise price of options granted under the Nonemployee Director Plan is equal to the closing price of a share of AutoImmune’s Common Stock on the OTC Bulletin Board on the date the option is granted. The options become exercisable in four equal annual installments commencing one year after the date of grant, provided that the director continues to be eligible under the terms of the Nonemployee Director Plan. During 2008, options to purchase 19,500 shares of Common Stock were granted to nonemployee directors under the Nonemployee Director Plan. In addition, each nonemployee director is eligible to receive options to purchase shares of Common Stock under the terms of AutoImmune’s 2008 Stock Option Plan (the “2008 Stock Option Plan”). During 2008, options to purchase 20,500 shares of Common Stock were granted to nonemployee directors under the 2008 Stock Option Plan, all of which replace previously granted options that expired unexercised.

The following table provides information on the compensation paid or accrued during the fiscal year ended December 31, 2008 to AutoImmune’s nonemployee directors. Directors who are employed by AutoImmune do not receive compensation for their board activities.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Hugh A. D’Andrade(2)	$13,000	$15,000	$28,000
Allan R. Ferguson(3)	$13,000	$14,400	$27,400
R. John Fletcher(4)	$13,000	$14,600	$27,600

(1)	Reflects the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with Statement of Financial Accounting Standards No. 123R (“SFAS 123R”). Assumptions made in the calculation of these amounts are included in Note 2 to AutoImmune’s audited financial statements included in AutoImmune’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for that fiscal year.
(2)	As of December 31, 2008, Mr. D’Andrade had an aggregate of 139,500 option awards outstanding.
(3)	Mr. Ferguson’s annual retainer is contributed directly to charity. As of December 31, 2008, Mr. Ferguson had an aggregate of 133,500 option awards outstanding.
(4)	As of December 31, 2008, Mr. Fletcher had an aggregate of 127,500 option awards outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee of the Board reviews and approves all related party transactions to the extent required by Nasdaq marketplace rules. The policy applies to any transaction with a related person that is required to be disclosed in the Company’s SEC filings pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended. In general, that rule requires disclosure of any transaction in which the Company is a participant, the aggregate amount involved exceeds $120,000, and any related person who has or will have a direct or indirect material interest is a participant. A “related person” means any director or executive officer, any nominee for director, any immediate family member of a director or executive officer of the Company or of any nominee for director, or any greater than 5% stockholder of the Company. In reviewing related party transactions, the Audit Committee of the Board may take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Mr. Fletcher, a director of AutoImmune, is the founder and Chief Executive Officer of Fletcher Spaght, Inc., a management consulting firm (“Fletcher Spaght”). In January 2000, AutoImmune entered into an agreement with Fletcher Spaght under which Fletcher Spaght agreed to assist AutoImmune with the potential launch of COLLORAL® as a dietary supplement. Under the agreement, Fletcher Spaght received monthly retainers of $10,000 from January 2000 until May 2000, and is entitled to receive a payment of (i) 2.5% of the amount, if any, that AutoImmune receives for any U.S. rights to COLLORAL as a nutritional product in a transaction consummated on or before December 31, 2002 less (ii) the $50,000 in retainer fees previously paid to Fletcher Spaght. In August 2002, AutoImmune entered into a joint-venture with Deseret Laboratories, Inc. to manufacture, market and sell COLLORAL as a dietary supplement. If AutoImmune receives distributions from the joint venture, Fletcher Spaght will be entitled to receive payments under its agreement with AutoImmune. As of March 31, 2009, Fletcher Spaght had received no payment under those agreements, other than the $50,000 of retainer fees paid in 2000.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table contains a summary of the compensation paid or accrued during the fiscal years ended December 31, 2007 and 2008 to AutoImmune’s President and Chief Executive Officer and its Treasurer and Director of Finance (the only other executive officer of AutoImmune) (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Option Awards ($)(3)	Total ($)
Robert C. Bishop	2007	87,200	45,300	132,500
President and Chief Executive Officer(1)	2008	75,000	72,900	147,900

Diane M. McClintock	2007	59,000	6,900	65,900
Treasurer and Director of Finance(2)	2008	60,500	3,600	64,100

(1)	Dr. Bishop’s full-time employment by AutoImmune terminated effective November 19, 1999. He is still an executive officer of AutoImmune and continues to provide services to AutoImmune on a part-time basis.
(2)	Ms. McClintock was appointed AutoImmune’s Treasurer and Director of Finance on August 18, 2005, following the resignation of the former Treasurer and Director of Finance. She joined AutoImmune on a part-time basis in June 2005.
(3)	Reflects the dollar amounts recognized for financial statement reporting purposes for the applicable fiscal year ended December 31, 2007 and 2008, in accordance with Statement of Financial Accounting Standards No. 123R (“SFAS 123R”). Assumptions made in the calculation of these amounts are included in Note 2 to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for that fiscal year.

Base Salary

Effective November 19, 1999, Dr. Bishop ceased being a full-time employee of AutoImmune, became a part-time employee and entered into an agreement with AutoImmune pursuant to which he agreed to provide services similar to those he provided as a full-time employee. Dr. Bishop’s agreement was amended effective March 1, 2000 and effective July 1, 2004. Effective August 18, 2005, Ms. McClintock entered into an agreement pursuant to which she agreed to provide services as AutoImmune’s Treasurer and Director of Finance. Under the agreements, Dr. Bishop receives compensation of $221 per hour for his services and Ms. McClintock receives compensation of $100 per hour for her services.

Option Awards

On May 15, 2008, Dr. Bishop received an option to purchase 25,000 shares of AutoImmune’s Common Stock under AutoImmune’s 2008 Stock Option Plan. This grant vests in four equal installments beginning on May 15, 2009 and replaced an option to purchase 25,000 shares which expired on February 4, 2008.

Other Compensation

AutoImmune did not grant any bonuses, restricted stock awards or stock appreciation rights or make any long term incentive payouts in 2008.

Outstanding Equity Awards at Fiscal Year End

There were no options exercised by any Named Executive Officer during the fiscal year ended December 31, 2008. The following table sets forth information as of December 31, 2008 concerning exercisable and unexercised stock options held by the Named Executive Officers.

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)			Option Exercise Price	Option Expiration Date
Name	Exercisable	Unexercisable
Robert C. Bishop	20,000			$2.03	1/21/2009
	500,000			$0.52	7/09/2012
	5,625	5,625	(1)	$1.06	8/28/2016
	3,188	9,562	(2)	$1.24	1/29/2017
	43,750	131,250	(3)	$1.42	7/12/2017
		25,000	(4)	$1.80	5/15/2018

Diane M. McClintock	45,000	15,000	(5)	$0.87	7/1/2015

(1)	Option vests in four equal annual installments of 2,813 shares beginning on August 28, 2007.
(2)	Option vests in four equal annual installments of 3,188 shares beginning on January 29, 2008.
(3)	Option vests in four equal annual installments of 43,750 shares beginning on July 12, 2008.
(4)	Option vests in four equal annual installments of 6,250 shares beginning on May 15, 2009.
(5)	Option vests in four equal annual installments of 15,000 shares beginning on July 1, 2006.

Equity Compensation Plan Information

Equity securities of AutoImmune are authorized for issuance under the 2008 Stock Option Plan and the Stock Option Plan for Nonemployee Directors. The following table provides information with respect to AutoImmune’s equity compensation plans as of December 31, 2008:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column(a))
Equity compensation plans approved by security holders:
Options	1,211,500	$1.06	368,500
Warrants	—	—	—
Equity compensation plans not approved by security holders	—	—	—

Total	1,211,500	$1.06	368,500

COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors is comprised of three nonemployee directors who are all independent as defined in Rule 4200 of the Nasdaq Marketplace Rules.

Responsibilities

The Compensation Committee is responsible for assisting the Board of Directors in determining and overseeing the compensation practices and policies of AutoImmune. In addition, the Compensation Committee is responsible for the administration of and the granting of awards under AutoImmune’s 2008 Stock Option Plan and AutoImmune’s Stock Option Plan for Nonemployee Directors.

Executive Compensation

There are two principal components of the compensation provided to AutoImmune’s executive officers: base salary and equity incentive compensation. The Compensation Committee is responsible for recommending to the Board for determination by the Board the compensation for AutoImmune’s executive officers. The Compensation Committee’s basic policy in setting compensation for AutoImmune’s executive officers is to ensure that compensation is (i) designed to align the interests of executive management with the long-term interests of the stockholders and (ii) competitive with the compensation paid by other development stage biotechnology companies in order to attract and retain executives. The Compensation Committee also endeavors to base compensation on each individual’s contribution to AutoImmune’s success. The Compensation Committee’s objective is to have each executive’s compensation package contingent on AutoImmune’s operational and, ultimately, financial success. The Compensation Committee believes that long term equity-based incentive compensation (in the form of stock options) that is performance driven constitutes a fundamental element of each executive officer’s total compensation package. The Compensation Committee’s policy generally is that executive officers should have a compensation package that places greater emphasis and dependence upon AutoImmune’s success and stock appreciation than on base salary.

Base Salary. In late 1999, the two remaining executive officers of AutoImmune, Dr. Bishop and Heather Ellerkamp, AutoImmune’s former Treasurer and Director of Finance, ceased being full-time employees of AutoImmune and began working in the same capacity on a part-time basis. Effective August 18, 2005, Ms. Ellerkamp resigned her position as Treasurer and Director of Finance and was replaced by Ms. McClintock. Dr. Bishop and Ms. McClintock are paid on an hourly basis at the rate of $221 per hour and $100 per hour, respectively. The hourly rates are based on their most recent base salaries and on rates charged currently by consultants or part-time employees providing similar services.

Stock Options. In fiscal year 2008, the Compensation Committee did not approve the grant of any new stock options. AutoImmune did, however, issue two new options to purchase a total of 25,000 shares of common stock to Dr. Bishop. The options were issued pursuant to a resolution adopted by the Board of Directors in May 2004 which provides that, to the extent options granted to employees expire unexercised, AutoImmune will grant an option to the employee on the first business day following expiration of the option for the number of shares for which the option has not been exercised at an exercise price equal to the fair market value of a share of AutoImmune common stock on the date of grant.

AUDIT COMMITTEE REPORT

The Audit Committee is appointed by the Board of Directors and currently consists of three directors each of whom is independent as defined in the Nasdaq Marketplace Rules. The Audit Committee operates under a written charter adopted by the Board of Directors of AutoImmune.

On behalf of the Board of Directors, the Audit Committee oversees AutoImmune’s financial reporting process and AutoImmune’s system of internal accounting and financial controls. In order to discharge its oversight role effectively, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of AutoImmune and has the power to retain outside legal counsel, auditors or other experts for this purpose.

Management is responsible for the development and maintenance of AutoImmune’s financial statements, financial reporting process and system of internal controls. AutoImmune’s independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an audit of AutoImmune’s financial statements, expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles and issuing a report thereon. Their opinion, titled “Report of Independent Registered Public Accounting Firm,” may be found in AutoImmune’s Annual Report on Form 10-K.

The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect, which includes, among other items, matters relating to the conduct of an audit of financial statements. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the PricewaterhouseCoopers LLP’s communications with the audit committee concerning independence, as currently in effect, and has discussed with PricewaterhouseCoopers LLP its independence.

In fulfilling its oversight responsibilities for the fiscal year ended December 31, 2008, the Audit Committee reviewed the financial statements published in AutoImmune’s Annual Report on Form 10-K with management by examining and discussing the quality and acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addition, the Audit Committee discussed with PricewaterhouseCoopers LLP the overall scope of and plans for its audit. The Audit Committee met with PricewaterhouseCoopers LLP, with and without management present, to discuss the results of its examination, its evaluation of AutoImmune’s internal controls and the overall quality for AutoImmune’s financial reporting.

The Audit Committee has determined that the provision of non-audit services provided by PricewaterhouseCoopers LLP in fiscal year 2008 was compatible with maintaining its independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission. The Audit Committee intends to select PricewaterhouseCoopers LLP as AutoImmune’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

Respectfully submitted,

The Audit Committee

R. John Fletcher, Chair

Hugh A. D’Andrade

Allan R. Ferguson

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

PricewaterhouseCoopers LLP served as AutoImmune’s principal independent registered public accounting firm for the fiscal year ended December 31, 2008. The Audit Committee intends to select PricewaterhouseCoopers LLP as AutoImmune’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

Fees Billed by the Independent Registered Public Accounting Firm

Aggregate fees billed to AutoImmune for the fiscal years ended December 31, 2007 and 2008 by PricewaterhouseCoopers LLP for services are as follows:

	2007		2008
Audit Fees	$101,000	(2)	$107,000
Audit-Related Fees	—		—
Tax Fees	15,000	(1)	16,000	(1)
All Other Fees	—		—

Total Fees	$116,000		$123,000

(1)	Consists of fees billed for domestic tax consulting and compliance.
(2)	Includes $5,000 of fees billed in 2008 that were incurred on the 2007 audit.

The Audit Committee (or one or more designated members of the Audit Committee) pre-approves all auditing and non-audit services (except de minimus non-audit services and services within the scope of an approved engagement of the auditor) provided to AutoImmune by its independent registered public accounting firm in accordance with the Audit Committee’s charter. There were no de minimus non-audit services or auditing services provided to AutoImmune in 2008 that were not approved by the Audit Committee or the designated member(s) thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of AutoImmune’s Common Stock as of March 27, 2009 by (i) those persons known to AutoImmune to be the beneficial owners of more than five percent of the outstanding shares of Common Stock, (ii) each director of AutoImmune, (iii) the Named Executive Officers and (iv) all directors and executive officers of AutoImmune as a group. This information has been furnished by the persons named in the table below or in filings made with the Securities and Exchange Commission. Where the number of shares set forth below includes shares beneficially owned by spouses and minor children, the named persons disclaim any beneficial interest in the shares so included.

Name and Address of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership		Percent of Common Stock(2)
Five Percent or Greater Stockholders
Andrew H. Tisch and others 667 Madison Avenue New York, NY 10021	1,300,800	(3)	7.7%

BVF Partners L.P. 227 West Monroe Street, Suite 4800 Chicago, IL 60606	3,589,097	(4)	21.1%

Arnhold and S. Bleichroeder Advisers, LLC 1345 Avenue of the Americas New York, NY 10105	1,534,111	(5)	9.0%

Dane Andreeff and others. Andreeff Equity Advisors, L.L.C. 450 Laurel Street, Suite 2105 Baton Rouge, LA 70801	1,367,468	(6)	8.0%

Lloyd I. Miller, III 4450 Gordon Drive Naples, FL 34102	908,755	(7)	5.3%

Lusman Capital Management, LLC 717 Fifth Avenue, 14th Floor New York, NY 10022	2,655,000	(8)	15.6%

Directors
Robert C. Bishop	641,339	(9)	3.6%
Hugh A. D’Andrade	153,500	(10)	*
Allan R. Ferguson	121,453	(11)	*
R. John Fletcher	101,560	(12)	*

Named Executive Officers
Robert C. Bishop	641,339	(9)	3.6%
Diane M. McClintock	45,000	(13)	*
Directors and officers as a group (5 persons)	1,062,852	(14)	5.9%

*	Less than 1%
(1)	Except as otherwise noted, each person referenced in the table has sole voting and investment power with respect to such person’s shares.
(2)	Percentages in the table are based upon 16,999,623 shares of common stock outstanding as of March 27, 2009.
(3)

Includes 325,200 shares of Common Stock held by Andrew H. Tisch, 325,200 shares of Common Stock held by Daniel R. Tisch, 325,200 shares of Common Stock held by James S. Tisch, 325,200 shares of Common Stock held by Thomas J. Tisch. Each of Andrew H. Tisch, Daniel R. Tisch, James S. Tisch and

Thomas J. Tisch have sole voting and investment power with respect to the 325,200 shares of Common Stock held by such individual person. Because of family relationships among the Reporting Persons, they filed as if they constitute a group solely for informational purposes. This information is provided pursuant to an Amendment to a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2007.

(4)	Includes 1,403,529 shares of Common Stock held by Biotechnology Value Fund, L.P., 603,163 shares of Common Stock held by Biotechnology Value Fund II, L.P., and 1,406,905 shares of Common Stock held by BVF Investments, L.L.C. Each of Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P. and BVF Investments, L.L.C. share with BVF Partners L.P. voting and investment power with respect to the shares of Common Stock each such entity beneficially owns. BVF Partners L.P. and BVF Inc. share voting and investment power with respect to 3,589,097 shares of Common Stock with Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., and BVF Investments, L.L.C. This information is based on an Amendment to a Schedule 13D filed with the Securities and Exchange Commission on June 14, 2002.
(5)	Includes 1,534,111 shares of Common Stock held by Arnhold and S. Bleichroeder, LLC (“ASB”) in its capacity as an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Clients of ASB have the right to receive and the ultimate power to direct the receipt of dividends from, or the proceeds of the sale of, such securities. This information is provided pursuant to Amendment to a Schedule 13G filed with the Securities and Exchange Commission on February12, 2009.
(6)	Includes 1,367,468 shares of Common Stock held by Dane Andreeff and Andreeff Equity Advisors, L.L.C. Both Dane Andreeff and Andreeff Equity Advisors, L.L.C. have shared voting and investment power with respect to all 1,367,468 shares of Common Stock. This information is based on an Amendment to a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2009.
(7)	Includes 206,516 shares over which Lloyd I. Miller, III has sole voting and dispositive power held directly in his individual capacity and indirectly as the manager of a limited liability company that is the general partner of a certain limited partnership and 702,239 shares over which Lloyd I. Miller, III has shared voting and dispositive power as an investment adviser to the trustee of a certain family trust. This information is provided pursuant to a Schedule 13G filed with the Securities and Exchange Commission on February11, 2008.
(8)	Includes 2,655,000 shares of Common Stock held by entities controlled by Joel Lusman and Lusman Capital Management, L.L.C. Joel Lusman and Lusman Capital Management, LLC have shared voting and investment power with respect to all 2,655,000 shares of Common Stock. This information is based on a Form 4 filed with the Securities and Exchange Commission on February 3, 2009 and an Amendment to a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2009.
(9)	Includes 582,000 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days.
(10)	Includes 111,000 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days.
(11)	Includes 12,403 shares of Common Stock owned by Mr. Ferguson, 105,000 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days, 3,250 shares of Common Stock owned jointly by Mr. Ferguson and his spouse and 800 shares of Common Stock owned by Mr. Ferguson’s spouse. Mr. Ferguson has shared voting and investment power with respect to all such shares of Common Stock except that Mr. Ferguson has sole voting and investment power with respect to the 12,403 shares of Common Stock owned by him and the 105,000 shares of Common Stock issuable pursuant to options exercisable within 60 days and no voting and investment power with respect to the 800 shares held by his spouse.
(12)	Includes 60 shares of Common Stock owned by Mr. Fletcher’s minor children and 98,500 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days.
(13)	Includes 45,000 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days.
(14)	See footnotes 9 through 13.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires AutoImmune’s directors, executive officers and persons who beneficially own more than ten percent of a registered class of AutoImmune’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of AutoImmune. Officers, directors and greater than ten percent beneficial owners are required to furnish AutoImmune with copies of all Section 16(a) forms they file.

To AutoImmune’s knowledge, based solely on review of the copies of Section 16(a) reports furnished to AutoImmune and written representations that no other reports were required, during the fiscal year ended December 31, 2008, the Section 16(a) filing requirements applicable to AutoImmune’s executive officers, directors and greater than ten percent beneficial owners were timely satisfied.

STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Stockholder proposals intended to be presented at the next annual meeting of stockholders must be received by AutoImmune at its principal executive offices by December 11, 2009 for inclusion in the proxy statement and form of proxy relating to that meeting and must comply with the applicable requirements of the federal securities laws.

The By-laws of AutoImmune specify when a stockholder must submit proposals (including nominees for election to the Board of Directors) for consideration at a stockholders’ meeting in order for those proposals to be considered at the meeting. In order for a proposal to be considered at a stockholders’ meeting, the stockholder making the proposal must have given timely notice in writing to the Secretary of AutoImmune. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal mailing address of AutoImmune Inc., 1199 Madia Street, Pasadena, CA 91103, not less than 60 days nor more than 90 days prior to the meeting, except that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

OTHER MATTERS

The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than that discussed in this proxy statement. However, if any such other business should come before the Annual Meeting, it is the intention of the persons named as proxies in the enclosed form of proxy to vote the proxies in respect of any such business in accordance with their best judgment.

SOLICITATION OF PROXIES

AutoImmune will bear the costs of soliciting proxies from its stockholders. In addition to soliciting proxies by mail, directors, officers and employees of AutoImmune, without receiving additional compensation therefor, may solicit proxies by telephone or otherwise.

AutoImmune Inc.

C123456789

		000004	000000000.000000 ext 000000000.000000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6			000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 22, 2009.

Vote by Internet
• Log on to the Internet and go to www.investorvote.com
• Follow the steps outlined on the secured website.

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR proposal 2.

	1.	Election of Directors:	For	Withhold
		01 - Robert C. Bishop, Ph.D.	☐	☐	É
		02 - Hugh A. D’Andrade	☐	☐

		03 - Allan R. Ferguson	☐	☐

		04 - R. John Fletcher	☐	☐

	2.	Authorizing proxyholders to vote in their discretion as to such other matters as may properly come before the Meeting, other than proposals of which AutoImmune has received proper notice in accordance with its By-laws.

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give your full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢	C 1234567890 J N T 1 U P X 0 2 1 4 6 2 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	É

<STOCK#> 01118B

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

Proxy — AutoImmune Inc.

ANNUAL MEETING OF STOCKHOLDERS — May 22, 2009

Proxy Solicited On Behalf of the Board of Directors

The undersigned stockholder hereby appoints Robert C. Bishop and Diane M. McClintock, and each of them individually, proxies for the undersigned, with full power of substitution and re-substitution, to represent the undersigned and to vote all shares of common stock of AUTOIMMUNE INC. (“AutoImmune”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of AutoImmune to be held on Friday, May 22, 2009 and at any and all adjournments thereof (the “Meeting”), as indicated herein.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held May 22, 2009 and the accompanying Proxy Statement as well as the Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR AND SHALL BE DEEMED TO AUTHORIZE THE PROXYHOLDERS TO VOTE IN THEIR DISCRETION AS TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING TO THE EXTENT PERMITTED BY APPLICABLE LAW.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN ON REVERSE